                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        November 6, 2007
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                   001-13403               84-1032638
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  (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)             File Number)         Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On  November  6, 2007,  American  Italian  Pasta  Company  (the  "Company")
appointed Mr. Jack Kelly, 55, as chief operating officer.  Mr. Kelly will become the  Company's  new  president  and chief  executive  officer  after the Company completes its previously  announced  restatement of certain historical financial statements.  He will succeed Jim  Fogarty,  a managing  director  with Alvarez &
Marsal, who has served as the Company's president and CEO since September 2005.

     Mr. Kelly has led several  private  companies,  including San Antonio Farms and Fiorucci  Foods and held senior  positions at  Haagen-Dazs  and Kraft Foods.
From June 2002 to May 2007,  Mr.  Kelly was  president of VDW  Acquisition  Ltd.
d/b/a San Antonio  Farms,  a maker and  marketer of Mexican  sauces where he was responsible for all aspects of the company,  including finance,  administration, sales,  marketing  and  operations.  From  May  2007 to his  appointment  by the
Company,  Mr.  Kelly was senior  vice  president  of Bay Valley  Foods,  LLC, an operation division of TreeHouse Foods which acquired San Antonio Farms, with the same duties as outlined above.

     In connection with this appointment, the Company entered into an Employment
Agreement with Mr. Kelly. The Employment  Agreement provides for an initial base salary of $450,000,  which is reviewed annually by the Compensation Committee of the Company. Mr. Kelly was awarded 49,000 shares of restricted stock and 145,000 stock  appreciation  rights  under the  Company's  2000 Equity  Incentive  Plan, vesting  25% in each of the first two  years  and 50% in the third  year.  These awards fully vest if Mr. Kelly is terminated for any reason other than cause, as defined in the Employment Agreement.

     The Employment  Agreement  provides for annual cash incentive payments upon reaching specified targets. Mr. Kelly is also entitled to participate with other senior  executives in all Company benefit plans. The Employment  Agreement has a noncompete provision for a period of 18 months after termination and a perpetual confidentiality provision.

     Either party may terminate the  Employment  Agreement at any time,  with or without cause.  Upon  termination for cause or  resignation,  Mr. Kelly shall be entitled  only to payment of base salary and annual  incentive  payments  earned through the date of termination.  Upon  termination  without cause or a material reduction of responsibilities,  he will receive the benefits available under the
Company's Severance Plan.

     The   Employment   Agreement   is  attached  as  Exhibit  10.1  hereto  and
incorporated  herein by reference.  The press  release  announcing  Mr.  Kelly's appointment is attached as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

          (d)  Exhibits.

          10.1 Employment Agreement with Mr. Kelly dated November 6, 2007.

          99.1 Press Release dated November 6, 2007.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: November 8, 2007                 AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/ Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Vice President and Controller

                                  EXHIBIT INDEX

Exhibit Number      Description

     10.1           Employment Agreement with Mr. Kelly dated November 6, 2007.

     99.1           Press Release dated November 6, 2007.